                                                               Sub-Item 77Q1(e)

                            MEMORANDUM OF AGREEMENT
                             (EXPENSE LIMITATIONS)

   This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Management Trust, Invesco Municipal Income Opportunities Trust, Invesco Quality Municipal Income Trust, Invesco Securities Trust, Invesco Value Municipal Income Trust and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

   For the Contractual Limits (listed in Exhibits A - D), Invesco agrees until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding (i) interest;
(ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A--D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

   For the Contractual Limits, Invesco agrees to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless Invesco has agreed to continue them. The Exhibits will be amended to reflect any such agreement.

   For the Voluntary Limits (listed in Exhibits A - D), Invesco agrees that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

   It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MANAGEMENT TRUST
       INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
       INVESCO QUALITY MUNICIPAL INCOME TRUST
       INVESCO SECURITIES TRUST
       INVESCO VALUE MUNICIPAL INCOME TRUST
       SHORT-TERM INVESTMENTS TRUST
       on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President
                                                             as of July 1, 2014

                         EXHIBIT "A" - RETAIL FUNDS/1/

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                         CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                      VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                     ------------ ---------- ------------------ -----------------
Invesco American Franchise Fund
   Class A Shares                        Contractual     2.00%      July 1, 2013      June 30, 2015
   Class B Shares                        Contractual     2.75%      July 1, 2013      June 30, 2015
   Class C Shares                        Contractual     2.75%      July 1, 2013      June 30, 2015
   Class R Shares                        Contractual     2.25%      July 1, 2013      June 30, 2015
   Class R5 Shares                       Contractual     1.75%      July 1, 2013      June 30, 2015
   Class R6 Shares                       Contractual     1.75%      July 1, 2013      June 30, 2015
   Class Y Shares                        Contractual     1.75%      July 1, 2013      June 30, 2015

Invesco California Tax-Free Income Fund
   Class A Shares                        Contractual     1.50%      July 1, 2012      June 30, 2015
   Class B Shares                        Contractual     2.00%      July 1, 2012      June 30, 2015
   Class C Shares                        Contractual     2.00%      July 1, 2012      June 30, 2015
   Class Y Shares                        Contractual     1.25%      July 1, 2012      June 30, 2015

Invesco Core Plus Bond Fund
   Class A Shares                        Contractual     0.84%    January 1, 2014   December 31, 2014
   Class B Shares                        Contractual     1.59%    January 1, 2014   December 31, 2014
   Class C Shares                        Contractual     1.59%    January 1, 2014   December 31, 2014
   Class R Shares                        Contractual     1.09%    January 1, 2014   December 31, 2014
   Class R5 Shares                       Contractual     0.59%    January 1, 2014   December 31, 2014
   Class R6 Shares                       Contractual     0.59%    January 1, 2014   December 31, 2014
   Class Y Shares                        Contractual     0.59%    January 1, 2014   December 31, 2014

Invesco Equally-Weighted S&P 500 Fund
   Class A Shares                        Contractual     2.00%      July 1, 2012      June 30, 2015
   Class B Shares                        Contractual     2.75%      July 1, 2012      June 30, 2015
   Class C Shares                        Contractual     2.75%      July 1, 2012      June 30, 2015
   Class R Shares                        Contractual     2.25%      July 1, 2012      June 30, 2015
   Class R6 Shares                       Contractual     1.75%   September 24, 2012   June 30, 2015
   Class Y Shares                        Contractual     1.75%      July 1, 2012      June 30, 2015

Invesco Equity and Income Fund
   Class A Shares                        Contractual     1.50%      July 1, 2012      June 30, 2015
   Class B Shares                        Contractual     2.25%      July 1, 2012      June 30, 2015
   Class C Shares                        Contractual     2.25%      July 1, 2012      June 30, 2015
   Class R Shares                        Contractual     1.75%      July 1, 2012      June 30, 2015
   Class R5 Shares                       Contractual     1.25%      July 1, 2012      June 30, 2015
   Class R6 Shares                       Contractual     1.25%   September 24, 2012   June 30, 2015
   Class Y Shares                        Contractual     1.25%      July 1, 2012      June 30, 2015

Invesco Floating Rate Fund
   Class A Shares                        Contractual     1.50%     April 14, 2006     June 30, 2015
   Class C Shares                        Contractual     2.00%     April 14, 2006     June 30, 2015
   Class R Shares                        Contractual     1.75%     April 14, 2006     June 30, 2015
   Class R5 Shares                       Contractual     1.25%     April 14, 2006     June 30, 2015
   Class R6 Shares                       Contractual     1.25%   September 24, 2012   June 30, 2015
   Class Y Shares                        Contractual     1.25%    October 3, 2008     June 30, 2015

Invesco Global Real Estate Income Fund
   Class A Shares                        Contractual     2.00%      July 1, 2009      June 30, 2015
   Class B Shares                        Contractual     2.75%      July 1, 2009      June 30, 2015
   Class C Shares                        Contractual     2.75%      July 1, 2009      June 30, 2015
   Class R5 Shares                       Contractual     1.75%      July 1, 2009      June 30, 2015
   Class R6 Shares                       Contractual     1.75%   September 24, 2012   June 30, 2015
   Class Y Shares                        Contractual     1.75%      July 1, 2009      June 30, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014

                                           CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                        VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                       ------------ ---------- ------------------ --------------
Invesco Growth and Income Fund
   Class A Shares                          Contractual     2.00%      July 1, 2012    June 30, 2015
   Class B Shares                          Contractual     2.75%      July 1, 2012    June 30, 2015
   Class C Shares                          Contractual     2.75%      July 1, 2012    June 30, 2015
   Class R Shares                          Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R5 Shares                         Contractual     1.75%      July 1, 2012    June 30, 2015
   Class R6 Shares                         Contractual     1.75%   September 24, 2012 June 30, 2015
   Class Y Shares                          Contractual     1.75%      July 1, 2012    June 30, 2015

Invesco Low Volatility Equity Yield Fund
   Class A Shares                          Contractual     2.00%      July 1, 2012    June 30, 2015
   Class B Shares                          Contractual     2.75%      July 1, 2012    June 30, 2015
   Class C Shares                          Contractual     2.75%      July 1, 2012    June 30, 2015
   Class R Shares                          Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R5 Shares                         Contractual     1.75%      July 1, 2012    June 30, 2015
   Class Y Shares                          Contractual     1.75%      July 1, 2012    June 30, 2015
   Investor Class Shares                   Contractual     2.00%      July 1, 2012    June 30, 2015

Invesco Pennsylvania Tax Free Income Fund
   Class A Shares                          Contractual     1.50%      July 1, 2012    June 30, 2015
   Class B Shares                          Contractual     2.25%      July 1, 2012    June 30, 2015
   Class C Shares                          Contractual     2.25%      July 1, 2012    June 30, 2015
   Class Y Shares                          Contractual     1.25%      July 1, 2012    June 30, 2015

Invesco S&P 500 Index Fund
   Class A Shares                          Contractual     2.00%      July 1, 2012    June 30, 2015
   Class B Shares                          Contractual     2.75%      July 1, 2012    June 30, 2015
   Class C Shares                          Contractual     2.75%      July 1, 2012    June 30, 2015
   Class Y Shares                          Contractual     1.75%      July 1, 2012    June 30, 20154

Invesco Small Cap Discovery Fund
   Class A Shares                          Contractual     2.00%      July 1, 2012    June 30, 2015
   Class B Shares                          Contractual     2.75%      July 1, 2012    June 30, 2015
   Class C Shares                          Contractual     2.75%      July 1, 2012    June 30, 2015
   Class R5 Shares                         Contractual     1.75%   September 24, 2012 June 30, 2015
   Class R6 Shares                         Contractual     1.75%   September 24, 2012 June 30, 2015
   Class Y Shares                          Contractual     1.75%      July 1, 2012    June 30, 2015

Invesco Strategic Real Return Fund
   Class A Shares                          Contractual     0.78%     April 30, 2014   April 30, 2015
   Class C Shares                          Contractual     1.53%     April 30, 2014   April 30, 2015
   Class R Shares                          Contractual     1.03%     April 30, 2014   April 30, 2015
   Class R5 Shares                         Contractual     0.53%     April 30, 2014   April 30, 2015
   Class R6 Shares                         Contractual     0.53%     April 30, 2014   April 30, 2015
   Class Y Shares                          Contractual     0.53%     April 30, 2014   April 30, 2015

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                       CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
 FUND                   VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
 ----                  ------------ ---------- ------------------ -------------
 Invesco Charter Fund
    Class A Shares     Contractual     2.00%      July 1, 2009    June 30, 2015
    Class B Shares     Contractual     2.75%      July 1, 2009    June 30, 2015
    Class C Shares     Contractual     2.75%      July 1, 2009    June 30, 2015
    Class R Shares     Contractual     2.25%      July 1, 2009    June 30, 2015
    Class R5 Shares    Contractual     1.75%      July 1, 2009    June 30, 2015
    Class R6 Shares    Contractual     1.75%   September 24, 2012 June 30, 2015
    Class S Shares     Contractual     1.90%   September 25, 2009 June 30, 2015
    Class Y Shares     Contractual     1.75%      July 1, 2009    June 30, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014

                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                               ------------ ---------- ------------------ -------------
Invesco Diversified Dividend Fund
   Class A Shares                  Contractual     2.00%      July 1, 2013    June 30, 2015
   Class B Shares                  Contractual     2.75%      July 1, 2013    June 30, 2015
   Class C Shares                  Contractual     2.75%      July 1, 2013    June 30, 2015
   Class R Shares                  Contractual     2.25%      July 1, 2013    June 30, 2015
   Class R5 Shares                 Contractual     1.75%      July 1, 2013    June 30, 2015
   Class R6 Shares                 Contractual     1.75%      July 1, 2013    June 30, 2015
   Class Y Shares                  Contractual     1.75%      July 1, 2013    June 30, 2015
   Investor Class Shares           Contractual     2.00%      July 1, 2013    June 30, 2015

Invesco Summit Fund
   Class A Shares                  Contractual     2.00%      July 1, 2009    June 30, 2015
   Class B Shares                  Contractual     2.75%      July 1, 2009    June 30, 2015
   Class C Shares                  Contractual     2.75%      July 1, 2009    June 30, 2015
   Class P Shares                  Contractual     1.85%      July 1, 2009    June 30, 2015
   Class R5 Shares                 Contractual     1.75%      July 1, 2009    June 30, 2015
   Class S Shares                  Contractual     1.90%   September 25, 2009 June 30, 2015
   Class Y Shares                  Contractual     1.75%      July 1, 2009    June 30, 2015

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                       VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                      ------------ ---------- ------------------ -------------
Invesco European Small Company Fund
   Class A Shares                         Contractual     2.25%      July 1, 2009    June 30, 2015
   Class B Shares                         Contractual     3.00%      July 1, 2009    June 30, 2015
   Class C Shares                         Contractual     3.00%      July 1, 2009    June 30, 2015
   Class Y Shares                         Contractual     2.00%      July 1, 2009    June 30, 2015

Invesco Global Core Equity Fund
   Class A Shares                         Contractual     2.25%      July 1, 2013    June 30, 2015
   Class B Shares                         Contractual     3.00%      July 1, 2013    June 30, 2015
   Class C Shares                         Contractual     3.00%      July 1, 2013    June 30, 2015
   Class R Shares                         Contractual     2.50%      July 1, 2013    June 30, 2015
   Class R5 Shares                        Contractual     2.00%      July 1, 2013    June 30, 2015
   Class Y Shares                         Contractual     2.00%      July 1, 2013    June 30, 2015

Invesco International Small Company Fund
   Class A Shares                         Contractual     2.25%      July 1, 2009    June 30, 2015
   Class B Shares                         Contractual     3.00%      July 1, 2009    June 30, 2015
   Class C Shares                         Contractual     3.00%      July 1, 2009    June 30, 2015
   Class R5 Shares                        Contractual     2.00%      July 1, 2009    June 30, 2015
   Class R6 Shares                        Contractual     2.00%   September 24, 2012 June 30, 2015
   Class Y Shares                         Contractual     2.00%      July 1, 2009    June 30, 2015

Invesco Small Cap Equity Fund
   Class A Shares                         Contractual     2.00%      July 1, 2009    June 30, 2015
   Class B Shares                         Contractual     2.75%      July 1, 2009    June 30, 2015
   Class C Shares                         Contractual     2.75%      July 1, 2009    June 30, 2015
   Class R Shares                         Contractual     2.25%      July 1, 2009    June 30, 2015
   Class R5 Shares                        Contractual     1.75%      July 1, 2009    June 30, 2015
   Class R6 Shares                        Contractual     1.75%   September 24, 2012 June 30, 2015
   Class Y Shares                         Contractual     1.75%      July 1, 2009    June 30, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                            CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                         VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                        ------------ ---------- ------------------ --------------
Invesco Balanced-Risk Retirement 2020 Fund
   Class A Shares                           Contractual     0.25%    November 4, 2009  April 30, 2015
   Class AX Shares                          Contractual     0.25%   February 12, 2010  April 30, 2015
   Class B Shares                           Contractual     1.00%    November 4, 2009  April 30, 2015
   Class C Shares                           Contractual     1.00%    November 4, 2009  April 30, 2015
   Class CX Shares                          Contractual     1.00%   February 12, 2010  April 30, 2015
   Class R Shares                           Contractual     0.50%    November 4, 2009  April 30, 2015
   Class R5 Shares                          Contractual     0.00%    November 4, 2009  April 30, 2015
   Class R6 Shares                          Contractual     0.00%   September 24, 2012 April 30, 2015
   Class RX Shares                          Contractual     0.50%   February 12, 2010  April 30, 2015
   Class Y Shares                           Contractual     0.00%    November 4, 2009  April 30, 2015

Invesco Balanced-Risk Retirement 2030 Fund
   Class A Shares                           Contractual     0.25%    November 4, 2009  April 30, 2015
   Class AX Shares                          Contractual     0.25%   February 12, 2010  April 30, 2015
   Class B Shares                           Contractual     1.00%    November 4, 2009  April 30, 2015
   Class C Shares                           Contractual     1.00%    November 4, 2009  April 30, 2015
   Class CX Shares                          Contractual     1.00%   February 12, 2010  April 30, 2015
   Class R Shares                           Contractual     0.50%    November 4, 2009  April 30, 2015
   Class R5 Shares                          Contractual     0.00%    November 4, 2009  April 30, 2015
   Class R6 Shares                          Contractual     0.00%   September 24, 2012 April 30, 2015
   Class RX Shares                          Contractual     0.50%   February 12, 2010  April 30, 2015
   Class Y Shares                           Contractual     0.00%    November 4, 2009  April 30, 2015

Invesco Balanced-Risk Retirement 2040 Fund
   Class A Shares                           Contractual     0.25%    November 4, 2009  April 30, 2015
   Class AX Shares                          Contractual     0.25%   February 12, 2010  April 30, 2015
   Class B Shares                           Contractual     1.00%    November 4, 2009  April 30, 2015
   Class C Shares                           Contractual     1.00%    November 4, 2009  April 30, 2015
   Class CX Shares                          Contractual     1.00%   February 12, 2010  April 30, 2015
   Class R Shares                           Contractual     0.50%    November 4, 2009  April 30, 2015
   Class R5 Shares                          Contractual     0.00%    November 4, 2009  April 30, 2015
   Class R6 Shares                          Contractual     0.00%   September 24, 2012 April 30, 2015
   Class RX Shares                          Contractual     0.50%   February 12, 2010  April 30, 2015
   Class Y Shares                           Contractual     0.00%    November 4, 2009  April 30, 2015

Invesco Balanced-Risk Retirement 2050 Fund
   Class A Shares                           Contractual     0.25%    November 4, 2009  April 30, 2015
   Class AX Shares                          Contractual     0.25%   February 12, 2010  April 30, 2015
   Class B Shares                           Contractual     1.00%    November 4, 2009  April 30, 2015
   Class C Shares                           Contractual     1.00%    November 4, 2009  April 30, 2015
   Class CX Shares                          Contractual     1.00%   February 12, 2010  April 30, 2015
   Class R Shares                           Contractual     0.50%    November 4, 2009  April 30, 2015
   Class R5 Shares                          Contractual     0.00%    November 4, 2009  April 30, 2015
   Class R6 Shares                          Contractual     0.00%   September 24, 2012 April 30, 2015
   Class RX Shares                          Contractual     0.50%   February 12, 2010  April 30, 2015
   Class Y Shares                           Contractual     0.00%    November 4, 2009  April 30, 2015

Invesco Balanced-Risk Retirement Now Fund
   Class A Shares                           Contractual     0.25%    November 4, 2009  April 30, 2015
   Class AX Shares                          Contractual     0.25%   February 12, 2010  April 30, 2015
   Class B Shares                           Contractual     1.00%    November 4, 2009  April 30, 2015
   Class C Shares                           Contractual     1.00%    November 4, 2009  April 30, 2015
   Class CX Shares                          Contractual     1.00%   February 12, 2010  April 30, 2015
   Class R Shares                           Contractual     0.50%    November 4, 2009  April 30, 2015
   Class R5 Shares                          Contractual     0.00%    November 4, 2009  April 30, 2015
   Class R6 Shares                          Contractual     0.00%   September 24, 2012 April 30, 2015
   Class RX Shares                          Contractual     0.50%   February 12, 2010  April 30, 2015
   Class Y Shares                           Contractual     0.00%    November 4, 2009  April 30, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014

                                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                                              VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                                             ------------ ---------- ------------------ --------------
Invesco Conservative Allocation Fund
   Class A Shares                                Contractual     1.50%      July 1, 2012    June 30, 2015
   Class B Shares                                Contractual     2.25%      July 1, 2012    June 30, 2015
   Class C Shares                                Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R Shares                                Contractual     1.75%      July 1, 2012    June 30, 2015
   Class R5 Shares                               Contractual     1.25%      July 1, 2012    June 30, 2015
   Class S Shares                                Contractual     1.40%      July 1, 2012    June 30, 2015
   Class Y Shares                                Contractual     1.25%      July 1, 2012    June 30, 2015

Invesco Convertible Securities Fund
   Class A Shares                                Contractual     1.50%      July 1, 2012    June 30, 2015
   Class B Shares                                Contractual     2.25%      July 1, 2012    June 30, 2015
   Class C Shares                                Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R5 Shares                               Contractual     1.25%      July 1, 2012    June 30, 2015
   Class R6 Shares                               Contractual     1.25%   September 24, 2012 June 30, 2015
   Class Y Shares                                Contractual     1.25%      July 1, 2012    June 30, 2015

Invesco Global Low Volatility Equity Yield Fund
   Class A Shares                                Contractual     2.25%      July 1, 2009    June 30, 2015
   Class B Shares                                Contractual     3.00%      July 1, 2009    June 30, 2015
   Class C Shares                                Contractual     3.00%      July 1, 2009    June 30, 2015
   Class R Shares                                Contractual     2.50%      July 1, 2009    June 30, 2015
   Class R5 Shares                               Contractual     2.00%      July 1, 2009    June 30, 2015
   Class Y Shares                                Contractual     2.00%      July 1, 2009    June 30, 2015

Invesco Growth Allocation Fund
   Class A Shares                                Contractual     2.00%      July 1, 2012    June 30, 2015
   Class B Shares                                Contractual     2.75%      July 1, 2012    June 30, 2015
   Class C Shares                                Contractual     2.75%      July 1, 2012    June 30, 2015
   Class R Shares                                Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R5 Shares                               Contractual     1.75%      July 1, 2012    June 30, 2015
   Class S Shares                                Contractual     1.90%      July 1, 2012    June 30, 2015
   Class Y Shares                                Contractual     1.75%      July 1, 2012    June 30, 2015

Invesco Income Allocation Fund
   Class A Shares                                Contractual     0.25%      May 1, 2012     April 30, 2015
   Class B Shares                                Contractual     1.00%      May 1, 2012     April 30, 2015
   Class C Shares                                Contractual     1.00%      May 1, 2012     April 30, 2015
   Class R Shares                                Contractual     0.50%      May 1, 2012     April 30, 2015
   Class R5 Shares                               Contractual     0.00%      May 1, 2012     April 30, 2015
   Class Y Shares                                Contractual     0.00%      May 1, 2012     April 30, 2015

Invesco International Allocation Fund
   Class A Shares                                Contractual     2.25%      May 1, 2012     June 30, 2015
   Class B Shares                                Contractual     3.00%      May 1, 2012     June 30, 2015
   Class C Shares                                Contractual     3.00%      May 1, 2012     June 30, 2015
   Class R Shares                                Contractual     2.50%      May 1, 2012     June 30, 2015
   Class R5 Shares                               Contractual     2.00%      May 1, 2012     June 30, 2015
   Class Y Shares                                Contractual     2.00%      May 1, 2012     June 30, 2015

Invesco Mid Cap Core Equity Fund
   Class A Shares                                Contractual     2.00%      July 1, 2009    June 30, 2015
   Class B Shares                                Contractual     2.75%      July 1, 2009    June 30, 2015
   Class C Shares                                Contractual     2.75%      July 1, 2009    June 30, 2015
   Class R Shares                                Contractual     2.25%      July 1, 2009    June 30, 2015
   Class R5 Shares                               Contractual     1.75%      July 1, 2009    June 30, 2015
   Class R6 Shares                               Contractual     1.75%   September 24, 2012 June 30, 2015
   Class Y Shares                                Contractual     1.75%      July 1, 2009    June 30, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014

                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                               VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                              ------------ ---------- ------------------ -------------
Invesco Moderate Allocation Fund
   Class A Shares                 Contractual     1.50%      July 1, 2012    June 30, 2015
   Class B Shares                 Contractual     2.25%      July 1, 2012    June 30, 2015
   Class C Shares                 Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R Shares                 Contractual     1.75%      July 1, 2012    June 30, 2015
   Class R5 Shares                Contractual     1.25%      July 1, 2012    June 30, 2015
   Class S Shares                 Contractual     1.40%      July 1, 2012    June 30, 2015
   Class Y Shares                 Contractual     1.25%      July 1, 2012    June 30, 2015

Invesco Small Cap Growth Fund
   Class A Shares                 Contractual     2.00%      July 1, 2009    June 30, 2015
   Class B Shares                 Contractual     2.75%      July 1, 2009    June 30, 2015
   Class C Shares                 Contractual     2.75%      July 1, 2009    June 30, 2015
   Class R Shares                 Contractual     2.25%      July 1, 2009    June 30, 2015
   Class R5 Shares                Contractual     1.75%      July 1, 2009    June 30, 2015
   Class R6 Shares                Contractual     1.75%   September 24, 2012 June 30, 2015
   Class Y Shares                 Contractual     1.75%      July 1, 2009    June 30, 2015
   Investor Class Shares          Contractual     2.00%      July 1, 2009    June 30, 2015

Invesco U.S. Mortgage Fund
   Class A Shares                 Contractual     1.50%      July 1, 2012    June 30, 2015
   Class B Shares                 Contractual     2.25%      July 1, 2012    June 30, 2015
   Class C Shares                 Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R5 Shares                Contractual     1.25%      July 1, 2012    June 30, 2015
   Class Y Shares                 Contractual     1.25%      July 1, 2012    June 30, 2015

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                   CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                               ------------ ---------- ------------------ -----------------
Invesco Asia Pacific Growth Fund
   Class A Shares                  Contractual     2.25%      July 1, 2009      June 30, 2015
   Class B Shares                  Contractual     3.00%      July 1, 2009      June 30, 2015
   Class C Shares                  Contractual     3.00%      July 1, 2009      June 30, 2015
   Class Y Shares                  Contractual     2.00%      July 1, 2009      June 30, 2015

Invesco European Growth Fund
   Class A Shares                  Contractual     2.25%      July 1, 2009      June 30, 2015
   Class B Shares                  Contractual     3.00%      July 1, 2009      June 30. 2015
   Class C Shares                  Contractual     3.00%      July 1, 2009      June 30, 2015
   Class R Shares                  Contractual     2.50%      July 1, 2009      June 30, 2015
   Class Y Shares                  Contractual     2.00%      July 1, 2009      June 30, 2015
   Investor Class Shares           Contractual     2.25%      July 1, 2009      June 30, 2015

Invesco Global Growth Fund
   Class A Shares                  Contractual     2.25%    January 1, 2013     June 30, 2015
   Class B Shares                  Contractual     3.00%    January 1, 2013     June 30. 2015
   Class C Shares                  Contractual     3.00%    January 1, 2013     June 30, 2015
   Class R5 Shares                 Contractual     2.00%    January 1, 2013     June 30, 2015
   Class R6 Shares                 Contractual     2.00%    January 1, 2013     June 30, 2015
   Class Y Shares                  Contractual     2.00%    January 1, 2013     June 30, 2015

Invesco Global Opportunities Fund
   Class A Shares                  Contractual     1.36%     August 1, 2012   February 28, 2015
   Class C Shares                  Contractual     2.11%     August 1, 2012   February 28, 2015
   Class R Shares                  Contractual     1.61%     August 1, 2012   February 28, 2015
   Class R5 Shares                 Contractual     1.11%     August 1, 2012   February 28, 2015
   Class R6 Shares                 Contractual     1.11%   September 24, 2012 February 28, 2015
   Class Y Shares                  Contractual     1.11%     August 1, 2012   February 28, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014

                                            CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                         VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                        ------------ ---------- ------------------ -----------------
Invesco Global Small & Mid Cap Growth Fund
   Class A Shares                           Contractual     2.25%      July 1, 2009      June 30. 2015
   Class B Shares                           Contractual     3.00%      July 1, 2009      June 30, 2015
   Class C Shares                           Contractual     3.00%      July 1, 2009      June 30, 2015
   Class R5 Shares                          Contractual     2.00%      July 1, 2009      June 30, 2015
   Class Y Shares                           Contractual     2.00%      July 1, 2009      June 30, 2015

Invesco International Core Equity Fund
   Class A Shares                           Contractual     2.25%      July 1, 2009      June 30. 2015
   Class B Shares                           Contractual     3.00%      July 1, 2009      June 30, 2015
   Class C Shares                           Contractual     3.00%      July 1, 2009      June 30, 2015
   Class R Shares                           Contractual     2.50%      July 1, 2009      June 30, 2015
   Class R5 Shares                          Contractual     2.00%      July 1, 2009      June 30, 2015
   Class R6 Shares                          Contractual     2.00%   September 24, 2012   June 30, 2015
   Class Y Shares                           Contractual     2.00%      July 1, 2009      June 30, 2015
   Investor Class Shares                    Contractual     2.25%      July 1, 2009      June 30, 2015

Invesco International Growth Fund
   Class A Shares                           Contractual     2.25%      July 1, 2013      June 30, 2015
   Class B Shares                           Contractual     3.00%      July 1, 2013      June 30, 2015
   Class C Shares                           Contractual     3.00%      July 1, 2013      June 30, 2015
   Class R Shares                           Contractual     2.50%      July 1, 2013      June 30, 2015
   Class R5 Shares                          Contractual     2.00%      July 1, 2013      June 30, 2015
   Class R6 Shares                          Contractual     2.00%      July 1, 2013      June 30, 2015
   Class Y Shares                           Contractual     2.00%      July 1, 2013      June 30, 2015

Invesco Select Opportunities Fund
   Class A Shares                           Contractual     1.51%     August 1, 2012   February 28, 2015
   Class C Shares                           Contractual     2.26%     August 1, 2012   February 28, 2015
   Class R Shares                           Contractual     1.76%     August 1, 2012   February 28, 2015
   Class R5 Shares                          Contractual     1.26%     August 1, 2012   February 28, 2015
   Class R6 Shares                          Contractual     1.26%   September 24, 2012 February 28, 2015
   Class Y Shares                           Contractual     1.26%     August 1, 2012   February 28, 2015

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                              ------------ ---------- ------------------ -----------------
Invesco All Cap Market Neutral Fund
   Class A Shares                                 Contractual     1.62%   December 17, 2013  December 31, 2015
   Class C Shares                                 Contractual     2.37%   December 17, 2013  December 31, 2015
   Class R Shares                                 Contractual     1.87%   December 17, 2013  December 31, 2015
   Class R5 Shares                                Contractual     1.37%   December 17, 2013  December 31, 2015
   Class R6 Shares                                Contractual     1.37%   December 17, 2013  December 31, 2015
   Class Y Shares                                 Contractual     1.37%   December 17, 2013  December 31, 2015

Invesco Balanced-Risk Allocation Fund/3/
   Class A Shares                                 Contractual     2.00%      July 1, 2012      June 30. 2015
   Class B Shares                                 Contractual     2.75%      July 1, 2012      June 30, 2015
   Class C Shares                                 Contractual     2.75%      July 1, 2012      June 30, 2015
   Class R Shares                                 Contractual     2.25%      July 1, 2012      June 30, 2015
   Class R5 Shares                                Contractual     1.75%      July 1, 2012      June 30, 2015
   Class R6 Shares                                Contractual     1.75%   September 24, 2012   June 30, 2015
   Class Y Shares                                 Contractual     1.75%      July 1, 2012      June 30, 2015

Invesco Balanced-Risk Commodity Strategy Fund/4/
   Class A Shares                                 Contractual     2.00%      July 1, 2014      June 30. 2015
   Class B Shares                                 Contractual     2.75%      July 1, 2014      June 30, 2015
   Class C Shares                                 Contractual     2.75%      July 1, 2014      June 30, 2015
   Class R Shares                                 Contractual     2.25%      July 1, 2014      June 30, 2015
   Class R5 Shares                                Contractual     1.75%      July 1, 2014      June 30, 2015
   Class R6 Shares                                Contractual     1.75%      July 1, 2014      June 30, 2015
   Class Y Shares                                 Contractual     1.75%      July 1, 2014      June 30, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014

                                                  CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                               VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                              ------------ ---------- ------------------ -----------------
Invesco China Fund
   Class A Shares                                 Contractual     2.25%      July 1, 2009      June 30, 2015
   Class B Shares                                 Contractual     3.00%      July 1, 2009      June 30, 2015
   Class C Shares                                 Contractual     3.00%      July 1, 2009      June 30, 2015
   Class R5 Shares                                Contractual     2.00%      July 1, 2009      June 30, 2015
   Class Y Shares                                 Contractual     2.00%      July 1, 2009      June 30, 2015

Invesco Developing Markets Fund
   Class A Shares                                 Contractual     2.25%      July 1, 2012      June 30. 2015
   Class B Shares                                 Contractual     3.00%      July 1, 2012      June 30, 2015
   Class C Shares                                 Contractual     3.00%      July 1, 2012      June 30, 2015
   Class R5 Shares                                Contractual     2.00%      July 1, 2012      June 30, 2015
   Class R6 Shares                                Contractual     2.00%   September 24, 2012   June 30, 2015
   Class Y Shares                                 Contractual     2.00%      July 1, 2012      June 30, 2015

Invesco Emerging Markets Equity Fund
   Class A Shares                                 Contractual     1.85%      May 11, 2011    February 28, 2015
   Class C Shares                                 Contractual     2.60%      May 11, 2011    February 28, 2015
   Class R Shares                                 Contractual     2.10%      May 11, 2011    February 28, 2015
   Class R5 Shares                                Contractual     1.60%      May 11, 2011    February 28, 2015
   Class R6 Shares                                Contractual     1.60%   September 24, 2012 February 28, 2015
   Class Y Shares                                 Contractual     1.60%      May 11, 2011    February 28, 2015

Invesco Emerging Market Local Currency Debt Fund
   Class A Shares                                 Contractual     1.24%     June 14, 2010    February 28, 2015
   Class B Shares                                 Contractual     1.99%     June 14, 2010    February 28, 2015
   Class C Shares                                 Contractual     1.99%     June 14, 2010    February 28, 2015
   Class R Shares                                 Contractual     1.49%     June 14, 2010    February 28, 2015
   Class Y Shares                                 Contractual     0.99%     June 14, 2010    February 28, 2015
   Class R5 Shares                                Contractual     0.99%     June 14, 2010    February 28, 2015
   Class R6 Shares                                Contractual     0.99%   September 24, 2012 February 28, 2015

Invesco Endeavor Fund
   Class A Shares                                 Contractual     2.00%      July 1, 2009      June 30. 2015
   Class B Shares                                 Contractual     2.75%      July 1, 2009      June 30, 2015
   Class C Shares                                 Contractual     2.75%      July 1, 2009      June 30, 2015
   Class R Shares                                 Contractual     2.25%      July 1, 2009      June 30, 2015
   Class R5 Shares                                Contractual     1.75%      July 1, 2009      June 30, 2015
   Class R6 Shares                                Contractual     1.75%   September 24, 2012   June 30, 2015
   Class Y Shares                                 Contractual     1.75%      July 1, 2009      June 30, 2015

Invesco Global Health Care Fund
   Class A Shares                                 Contractual     2.00%      July 1, 2012      June 30. 2015
   Class B Shares                                 Contractual     2.75%      July 1, 2012      June 30, 2015
   Class C Shares                                 Contractual     2.75%      July 1, 2012      June 30, 2015
   Class Y Shares                                 Contractual     1.75%      July 1, 2012      June 30, 2015
   Investor Class Shares                          Contractual     2.00%      July 1, 2012      June 30, 2015

Invesco Global Infrastructure Fund
   Class A Shares                                 Contractual     1.40%      May 2, 2014       May 31, 2015
   Class C Shares                                 Contractual     2.15%      May 2, 2014       May 31, 2015
   Class R Shares                                 Contractual     1.65%      May 2, 2014       May 31, 2015
   Class Y Shares                                 Contractual     1.15%      May 2, 2014       May 31, 2015
   Class R5 Shares                                Contractual     1.15%      May 2, 2014       May 31, 2015
   Class R6 Shares                                Contractual     1.15%      May 2, 2014       May 31, 2015

Invesco Global Markets Strategy Fund/5/
   Class A Shares                                 Contractual     1.80%   December 17, 2013  February 28, 2015
   Class C Shares                                 Contractual     2.55%   December 17, 2013  February 28, 2015
   Class R Shares                                 Contractual     2.05%   December 17, 2013  February 28, 2015
   Class R5 Shares                                Contractual     1.55%   December 17, 2013  February 28, 2015
   Class R6 Shares                                Contractual     1.55%   December 17, 2013  February 28, 2015
   Class Y Shares                                 Contractual     1.55%   December 17, 2013  February 28, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014

                                              CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                                           VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                                          ------------ ---------- ------------------ -----------------
Invesco Global Market Neutral Fund
   Class A Shares                             Contractual     1.62%   December 17, 2013  December 31, 2015
   Class C Shares                             Contractual     2.37%   December 17, 2013  December 31, 2015
   Class R Shares                             Contractual     1.87%   December 17, 2013  December 31, 2015
   Class R5 Shares                            Contractual     1.37%   December 17, 2013  December 31, 2015
   Class R6 Shares                            Contractual     1.37%   December 17, 2013  December 31, 2015
   Class Y Shares                             Contractual     1.37%   December 17, 2013  December 31, 2015

Invesco Global Targeted Returns Fund/6/
   Class A Shares                             Contractual     1.71%   December 17, 2013  December 31, 2015
   Class C Shares                             Contractual     2.46%   December 17, 2013  December 31, 2015
   Class R Shares                             Contractual     1.96%   December 17, 2013  December 31, 2015
   Class R5 Shares                            Contractual     1.46%   December 17, 2013  December 31, 2015
   Class R6 Shares                            Contractual     1.46%   December 17, 2013  December 31, 2015
   Class Y Shares                             Contractual     1.46%   December 17, 2013  December 31, 2015

Invesco International Total Return Fund
   Class A Shares                             Contractual     1.10%     March 31, 2006   February 28, 2015
   Class B Shares                             Contractual     1.85%     March 31, 2006   February 28, 2015
   Class C Shares                             Contractual     1.85%     March 31, 2006   February 28, 2015
   Class R5 Shares                            Contractual     0.85%    October 3, 2008   February 28, 2015
   Class R6 Shares                            Contractual     0.85%   September 24, 2012 February 28, 2015
   Class Y Shares                             Contractual     0.85%     March 31, 2006   February 28, 2015

Invesco Long/Short Equity Fund
   Class A Shares                             Contractual     1.87%   December 17, 2013  December 31, 2015
   Class C Shares                             Contractual     2.62%   December 17, 2013  December 31, 2015
   Class R Shares                             Contractual     2.12%   December 17, 2013  December 31, 2015
   Class R5 Shares                            Contractual     1.62%   December 17, 2013  December 31, 2015
   Class R6 Shares                            Contractual     1.62%   December 17, 2013  December 31, 2015
   Class Y Shares                             Contractual     1.62%   December 17, 2013  December 31, 2015

Invesco Low Volatility Emerging Markets Fund
   Class A Shares                             Contractual     1.72%   December 17, 2013  December 31, 2015
   Class C Shares                             Contractual     2.47%   December 17, 2013  December 31, 2015
   Class R Shares                             Contractual     1.97%   December 17, 2013  December 31, 2015
   Class R5 Shares                            Contractual     1.47%   December 17, 2013  December 31, 2015
   Class R6 Shares                            Contractual     1.47%   December 17, 2013  December 31, 2015
   Class Y Shares                             Contractual     1.47%   December 17, 2013  December 31, 2015

Invesco Macro International Equity Fund
   Class A Shares                             Contractual     1.43%   December 17, 2013  December 31, 2015
   Class C Shares                             Contractual     2.18%   December 17, 2013  December 31, 2015
   Class R Shares                             Contractual     1.68%   December 17, 2013  December 31, 2015
   Class R5 Shares                            Contractual     1.18%   December 17, 2013  December 31, 2015
   Class R6 Shares                            Contractual     1.18%   December 17, 2013  December 31, 2015
   Class Y Shares                             Contractual     1.18%   December 17, 2013  December 31, 2015

Invesco Macro Long/Short Fund
   Class A Shares                             Contractual     1.87%   December 17, 2013  December 31, 2015
   Class C Shares                             Contractual     2.62%   December 17, 2013  December 31, 2015
   Class R Shares                             Contractual     2.12%   December 17, 2013  December 31, 2015
   Class R5 Shares                            Contractual     1.62%   December 17, 2013  December 31, 2015
   Class R6 Shares                            Contractual     1.62%   December 17, 2013  December 31, 2015
   Class Y Shares                             Contractual     1.62%   December 17, 2013  December 31, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014

                               CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF     EXPIRATION
FUND                            VOLUNTARY   LIMITATION   CURRENT LIMIT          DATE
----                           ------------ ---------- ------------------ -----------------
Invesco Pacific Growth Fund
   Class A Shares              Contractual     2.25%      July 1, 2012      June 30. 2015
   Class B Shares              Contractual     3.00%      July 1, 2012      June 30, 2015
   Class C Shares              Contractual     3.00%      July 1, 2012      June 30, 2015
   Class R Shares              Contractual     2.50%      July 1, 2012      June 30, 2015
   Class R5 Shares             Contractual     2.00%      July 1, 2012      June 30, 2015
   Class Y Shares              Contractual     2.00%      July 1, 2012      June 30, 2015

Invesco Premium Income Fund
   Class A Shares              Contractual     0.89%   December 13, 2011  February 28, 2015
   Class C Shares              Contractual     1.64%   December 13, 2011  February 28, 2015
   Class R Shares              Contractual     1.14%   December 13, 2011  February 28, 2015
   Class R5 Shares             Contractual     0.64%   December 13, 2011  February 28, 2015
   Class R6 Shares             Contractual     0.64%   September 24, 2012 February 28, 2015
   Class Y Shares              Contractual     0.64%   December 13, 2011  February 28, 2015

Invesco Select Companies Fund
   Class A Shares              Contractual     2.00%      July 1, 2009      June 30. 2015
   Class B Shares              Contractual     2.75%      July 1, 2009      June 30, 2015
   Class C Shares              Contractual     2.75%      July 1, 2009      June 30, 2015
   Class R Shares              Contractual     2.25%      July 1, 2009      June 30, 2015
   Class R5 Shares             Contractual     1.75%      July 1, 2009      June 30, 2015
   Class Y Shares              Contractual     1.75%      July 1, 2009      June 30, 2015

Invesco Strategic Income Fund
   Class A Shares              Contractual     0.82%      May 2, 2014       May 31, 2015
   Class C Shares              Contractual     1.57%      May 2, 2014       May 31, 2015
   Class R Shares              Contractual     1.07%      May 2, 2014       May 31, 2015
   Class Y Shares              Contractual     0.57%      May 2, 2014       May 31, 2015
   Class R5 Shares             Contractual     0.57%      May 2, 2014       May 31, 2015
   Class R6 Shares             Contractual     0.57%      May 2, 2014       May 31, 2015

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                 CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                              VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                             ------------ ---------- ------------------ -------------
Invesco Corporate Bond Fund
   Class A Shares                Contractual     1.50%      July 1, 2012    June 30, 2015
   Class B Shares                Contractual     2.25%      July 1, 2012    June 30, 2015
   Class C Shares                Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R Shares                Contractual     1.75%      July 1, 2012    June 30, 2015
   Class R5 Shares               Contractual     1.25%      July 1, 2012    June 30, 2015
   Class R6 Shares               Contractual     1.25%   September 24, 2012 June 30, 2015
   Class Y Shares                Contractual     1.25%      July 1, 2012    June 30, 2015

Invesco Global Real Estate Fund
   Class A Shares                Contractual     2.00%      July 1, 2009    June 30, 2015
   Class B Shares                Contractual     2.75%      July 1, 2009    June 30, 2015
   Class C Shares                Contractual     2.75%      July 1, 2009    June 30, 2015
   Class R Shares                Contractual     2.25%      July 1, 2009    June 30, 2015
   Class R5 Shares               Contractual     1.75%      July 1, 2009    June 30, 2015
   Class R6 Shares               Contractual     1.75%   September 24, 2012 June 30, 2015
   Class Y Shares                Contractual     1.75%      July 1, 2009    June 30, 2015

Invesco High Yield Fund
   Class A Shares                Contractual     1.50%      July 1, 2013    June 30, 2015
   Class B Shares                Contractual     2.25%      July 1, 2013    June 30, 2015
   Class C Shares                Contractual     2.25%      July 1, 2013    June 30, 2015
   Class R5 Shares               Contractual     1.25%      July 1, 2013    June 30, 2015
   Class R6 Shares               Contractual     1.25%      July 1, 2013    June 30, 2015
   Class Y Shares                Contractual     1.25%      July 1, 2013    June 30, 2015
   Investor Class Shares         Contractual     1.50%      July 1, 2013    June 30, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014

                                        CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                                     VOLUNTARY   LIMITATION    CURRENT LIMIT        DATE
----                                    ------------ ----------  ------------------ -------------
Invesco Limited Maturity Treasury Fund
   Class A Shares                       Contractual     1.50%       July 1, 2012    June 30, 2015
   Class A2 Shares                      Contractual     1.40%       July 1, 2012    June 30, 2015
   Class R5 Shares                      Contractual     1.25%       July 1, 2012    June 30, 2015
   Class Y Shares                       Contractual     1.25%       July 1, 2012    June 30, 2015

Invesco Real Estate Fund
   Class A Shares                       Contractual     2.00%       July 1, 2012    June 30, 2015
   Class B Shares                       Contractual     2.75%       July 1, 2012    June 30, 2015
   Class C Shares                       Contractual     2.75%       July 1, 2012    June 30, 2015
   Class R Shares                       Contractual     2.25%       July 1, 2012    June 30, 2015
   Class R5 Shares                      Contractual     1.75%       July 1, 2012    June 30, 2015
   Class R6 Shares                      Contractual     1.75%    September 24, 2012 June 30, 2015
   Class Y Shares                       Contractual     1.75%       July 1, 2012    June 30, 2015
   Investor Class Shares                Contractual     2.00%       July 1, 2012    June 30, 2015

Invesco Short Term Bond Fund
   Class A Shares                       Contractual     1.40%       July 1, 2013    June 30, 2015
   Class C Shares                       Contractual     1.75%/2/    July 1, 2013    June 30, 2015
   Class R Shares                       Contractual     1.75%       July 1, 2013    June 30, 2015
   Class R5 Shares                      Contractual     1.25%       July 1, 2013    June 30, 2015
   Class R6 Shares                      Contractual     1.25%       July 1, 2013    June 30, 2015
   Class Y Shares                       Contractual     1.25%       July 1, 2013    June 30, 2015

Invesco U.S. Government Fund
   Class A Shares                       Contractual     1.50%       July 1, 2012    June 30, 2015
   Class B Shares                       Contractual     2.25%       July 1, 2012    June 30, 2015
   Class C Shares                       Contractual     2.25%       July 1, 2012    June 30, 2015
   Class R Shares                       Contractual     1.75%       July 1, 2012    June 30, 2015
   Class R5 Shares                      Contractual     1.25%       July 1, 2012    June 30, 2015
   Class Y Shares                       Contractual     1.25%       July 1, 2012    June 30, 2015
   Investor Class Shares                Contractual     1.50%       July 1, 2012    June 30, 2015

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                             CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                          VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                         ------------ ---------- ------------------ -------------
Invesco American Value Fund
   Class A Shares            Contractual     2.00%      July 1, 2013    June 30, 2015
   Class B Shares            Contractual     2.75%      July 1, 2013    June 30, 2015
   Class C Shares            Contractual     2.75%      July 1, 2013    June 30, 2015
   Class R Shares            Contractual     2.25%      July 1, 2013    June 30, 2015
   Class R5 Shares           Contractual     1.75%      July 1, 2013    June 30, 2015
   Class R6 Shares           Contractual     1.75%      July 1, 2013    June 30, 2015
   Class Y Shares            Contractual     1.75%      July 1, 2013    June 30, 2015

Invesco Comstock Fund
   Class A Shares            Contractual     2.00%      July 1, 2012    June 30, 2015
   Class B Shares            Contractual     2.75%      July 1, 2012    June 30, 2015
   Class C Shares            Contractual     2.75%      July 1, 2012    June 30, 2015
   Class R Shares            Contractual     2.25%      July 1, 2012    June 30, 2015
   Class R5 Shares           Contractual     1.75%      July 1, 2012    June 30, 2015
   Class R6 Shares           Contractual     1.75%   September 24, 2012 June 30, 2015
   Class Y Shares            Contractual     1.75%      July 1, 2012    June 30, 2015

Invesco Energy Fund
   Class A Shares            Contractual     2.00%      July 1, 2009    June 30, 2015
   Class B Shares            Contractual     2.75%      July 1, 2009    June 30, 2015
   Class C Shares            Contractual     2.75%      July 1, 2009    June 30, 2015
   Class R5 Shares           Contractual     1.75%      July 1, 2009    June 30, 2015
   Class Y Shares            Contractual     1.75%      July 1, 2009    June 30, 2015
   Investor Class Shares     Contractual     2.00%      July 1, 2009    June 30, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014

                                     CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                                  VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                                 ------------ ---------- ----------------- ---------------
Invesco Dividend Income Fund
   Class A Shares                    Contractual     1.10%   February 6, 2013  August 31, 2014
   Class B Shares                    Contractual     1.85%   February 6, 2013  August 31, 2014
   Class C Shares                    Contractual     1.85%   February 6, 2013  August 31, 2014
   Class R5 Shares                   Contractual     0.85%   February 6, 2013  August 31, 2014
   Class R6 Shares                   Contractual     0.85%   February 6, 2013  August 31, 2014
   Class Y Shares                    Contractual     0.85%   February 6, 2013  August 31, 2014
   Investor Class Shares             Contractual     1.10%   February 6, 2013  August 31, 2014

Invesco Dividend Income Fund
   Class A Shares                    Contractual     1.14%   September 1, 2014 August 31, 2015
   Class B Shares                    Contractual     1.89%   September 1, 2014 August 31, 2015
   Class C Shares                    Contractual     1.89%   September 1, 2014 August 31, 2015
   Class R5 Shares                   Contractual     0.89%   September 1, 2014 August 31, 2015
   Class R6 Shares                   Contractual     0.89%   September 1, 2014 August 31, 2015
   Class Y Shares                    Contractual     0.89%   September 1, 2014 August 31, 2015
   Investor Class Shares             Contractual     1.14%   September 1, 2014 August 31, 2015

Invesco Gold & Precious Metals Fund
   Class A Shares                    Contractual     2.00%     July 1, 2009     June 30, 2015
   Class B Shares                    Contractual     2.75%     July 1, 2009     June 30, 2015
   Class C Shares                    Contractual     2.75%     July 1, 2009     June 30, 2015
   Class Y Shares                    Contractual     1.75%     July 1, 2009     June 30, 2015
   Investor Class Shares             Contractual     2.00%     July 1, 2009     June 30, 2015

Invesco Mid Cap Growth Fund
   Class A Shares                    Contractual     1.15%     July 15, 2013   August 31, 2015
   Class B Shares                    Contractual     1.90%     July 15, 2013   August 31, 2015
   Class C Shares                    Contractual     1.90%     July 15, 2013   August 31, 2015
   Class R Shares                    Contractual     1.40%     July 15, 2013   August 31, 2015
   Class R5 Shares                   Contractual     0.90%     July 15, 2013   August 31, 2015
   Class R6 Shares                   Contractual     0.90%     July 15, 2013   August 31, 2015
   Class Y Shares                    Contractual     0.90%     July 15, 2013   August 31, 2015

Invesco Small Cap Value Fund
   Class A Shares                    Contractual     2.00%     July 1, 2012     June 30, 2015
   Class B Shares                    Contractual     2.75%     July 1, 2012     June 30, 2015
   Class C Shares                    Contractual     2.75%     July 1, 2012     June 30, 2015
   Class Y Shares                    Contractual     1.75%     July 1, 2012     June 30, 2015

Invesco Technology Fund
   Class A Shares                    Contractual     2.00%     July 1, 2012     June 30, 2015
   Class B Shares                    Contractual     2.75%     July 1, 2012     June 30, 2015
   Class C Shares                    Contractual     2.75%     July 1, 2012     June 30, 2015
   Class R5 Shares                   Contractual     1.75%     July 1, 2012     June 30, 2015
   Class Y Shares                    Contractual     1.75%     July 1, 2012     June 30, 2015
   Investor Class Shares             Contractual     2.00%     July 1, 2012     June 30, 2015

Invesco Technology Sector Fund
   Class A Shares                    Contractual     2.00%   February 12, 2010  June 30, 2015
   Class B Shares                    Contractual     2.75%   February 12, 2010  June 30, 2015
   Class C Shares                    Contractual     2.75%   February 12, 2010  June 30, 2015
   Class Y Shares                    Contractual     1.75%   February 12, 2010  June 30, 2015

Invesco Value Opportunities Fund
   Class A Shares                    Contractual     2.00%     July 1, 2012     June 30, 2015
   Class B Shares                    Contractual     2.75%     July 1, 2012     June 30, 2015
   Class C Shares                    Contractual     2.75%     July 1, 2012     June 30, 2015
   Class R Shares                    Contractual     2.25%     July 1, 2012     June 30, 2015
   Class R5 Shares                   Contractual     1.75%     July 1, 2012     June 30, 2015
   Class Y Shares                    Contractual     1.75%     July 1, 2012     June 30, 2015

See page 15 for footnotes to Exhibit A.

                                                             as of July 1, 2014

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                       VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                      ------------ ---------- ----------------- -------------
Invesco High Yield
  Municipal Fund
   Class A Shares         Contractual     1.50%     July 1, 2012    June 30, 2015
   Class B Shares         Contractual     2.25%     July 1, 2012    June 30, 2015
   Class C Shares         Contractual     2.25%     July 1, 2012    June 30, 2015
   Class R5 Shares        Contractual     1.25%     July 1, 2012    June 30, 2015
   Class Y Shares         Contractual     1.25%     July 1, 2012    June 30, 2015

Invesco Intermediate
  Term Municipal Income
  Fund
   Class A Shares         Contractual     0.80%     July 1, 2013    June 30, 2015
   Class B Shares         Contractual     1.55%     July 1, 2013    June 30, 2015
   Class C Shares         Contractual     1.55%     July 1, 2013    June 30, 2015
   Class Y Shares         Contractual     0.55%     July 1, 2013    June 30, 2015

Invesco Municipal Income
  Fund
   Class A Shares         Contractual     1.50%     July 1, 2013    June 30, 2015
   Class B Shares         Contractual     2.25%     July 1, 2013    June 30, 2015
   Class C Shares         Contractual     2.25%     July 1, 2013    June 30, 2015
   Class Y Shares         Contractual     1.25%     July 1, 2013    June 30, 2015
   Investor Class         Contractual     1.50%     July 15, 2013   June 30, 2015

Invesco New York Tax
  Free Income Fund
   Class A Shares         Contractual     1.50%     July 1, 2012    June 30, 2015
   Class B Shares         Contractual     2.25%     July 1, 2012    June 30, 2015
   Class C Shares         Contractual     2.25%     July 1, 2012    June 30, 2015
   Class Y Shares         Contractual     1.25%     July 1, 2012    June 30, 2015

Invesco Tax-Free
  Intermediate Fund
   Class A Shares         Contractual     1.50%     July 1, 2012    June 30, 2015
   Class A2 Shares        Contractual     1.25%     July 1, 2012    June 30, 2015
   Class C Shares         Contractual     2.25%     June 30, 2013   June 30, 2015
   Class R5 Shares        Contractual     1.25%     July 1, 2012    June 30, 2015
   Class Y Shares         Contractual     1.25%     July 1, 2012    June 30, 2015

                           INVESCO MANAGEMENT TRUST

                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF  EXPIRATION
FUND                       VOLUNTARY   LIMITATION   CURRENT LIMIT       DATE
----                      ------------ ---------- ----------------- -------------
Invesco Conservative
  Income Fund
   Institutional Class    Contractual     0.28%     June 26, 2014   June 30, 2015

                           INVESCO SECURITIES TRUST

                          CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF    EXPIRATION
FUND                       VOLUNTARY   LIMITATION   CURRENT LIMIT         DATE
----                      ------------ ---------- ----------------- -----------------
Invesco Balanced-Risk
  Aggressive Allocation
  Fund                    Contractual     1.15%   January 16, 2013  February 28, 2015

/1/ The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.
/4/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.
/5/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund V, Ltd.
/6/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund VII, Ltd.

                                                             as of July 1, 2014

              EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS/1,2/

                         SHORT-TERM INVESTMENTS TRUST

                                    CONTRACTUAL/  EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                                 VOLUNTARY   LIMITATION    CURRENT LIMIT         DATE
----                                ------------ ----------  ----------------- -----------------
Government & Agency Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class                  Contractual     0.17%      July 1, 2009    December 31, 2014
   Institutional Class              Contractual     0.14%      July 1, 2009    December 31, 2014
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2014
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2014

Government TaxAdvantage Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class                  Contractual     0.17%      July 1, 2009    December 31, 2014
   Institutional Class              Contractual     0.14%      July 1, 2009    December 31, 2014
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class         Contractual     0.39%/2/   July 1, 2009    December 31, 2014
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2014

Liquid Assets Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class                  Contractual     0.17%      July 1, 2009    December 31, 2014
   Institutional Class              Contractual     0.14%      July 1, 2009    December 31, 2014
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2014
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class                   Contractual     0.34%      July 1, 2009    December 31, 2014

STIC Prime Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class                  Contractual     0.17%      July 1, 2009    December 31, 2014
   Institutional Class              Contractual     0.14%      July 1, 2009    December 31, 2014
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2014
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2014

Tax-Free Cash Reserve Portfolio/3/
   Cash Management Class            Contractual     0.33%/2/   July 1, 2009    December 31, 2014
   Corporate Class                  Contractual     0.28%      July 1, 2009    December 31, 2014
   Institutional Class              Contractual     0.25%      July 1, 2009    December 31, 2014
   Personal Investment Class        Contractual     0.80%/2/   July 1, 2009    December 31, 2014
   Private Investment Class         Contractual     0.50%/2/   July 1, 2009    December 31, 2014
   Reserve Class                    Contractual     1.12%/2/   July 1, 2009    December 31, 2014
   Resource Class                   Contractual     0.41%/2/   July 1, 2009    December 31, 2014

Treasury Portfolio
   Cash Management Class            Contractual     0.22%/2/   July 1, 2009    December 31, 2014
   Corporate Class                  Contractual     0.17%      July 1, 2009    December 31, 2014
   Institutional Class              Contractual     0.14%      July 1, 2009    December 31, 2014
   Personal Investment Class        Contractual     0.69%/2/   July 1, 2009    December 31, 2014
   Private Investment Class         Contractual     0.44%/2/   July 1, 2009    December 31, 2014
   Reserve Class                    Contractual     1.01%/2/   July 1, 2009    December 31, 2014
   Resource Class                   Contractual     0.30%/2/   July 1, 2009    December 31, 2014

/1/ The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.
/2/ The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.
/3/ The expense limitation also excludes Trustees' fees and federal registration expenses.

                                                             as of July 1, 2014

                    EXHIBIT "C" - VARIABLE INSURANCE FUNDS

        AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                       CONTRACTUAL/  EXPENSE   EFFECTIVE DATE OF   EXPIRATION
FUND                    VOLUNTARY   LIMITATION   CURRENT LIMIT        DATE
----                   ------------ ---------- ----------------- --------------
Invesco V.I. American
  Franchise Fund
   Series I Shares     Contractual     2.00%     July 1, 2014    June 30, 2015

   Series II Shares    Contractual     2.25%     July 1, 2014    June 30, 2015

Invesco V.I. American
  Value Fund
   Series I Shares     Contractual     2.00%     July 1, 2012    June 30, 2015

   Series II Shares    Contractual     2.25%     July 1, 2012    June 30, 2015

Invesco V.I.
  Balanced-Risk
  Allocation Fund/1/
   Series I Shares     Contractual     0.76%     May 1, 2014     April 30, 2015

   Series II Shares    Contractual     1.01%     May 1, 2014     April 30, 2015

Invesco V.I. Comstock
  Fund
   Series I Shares     Contractual     0.78%     May 1, 2013     April 30, 2015

   Series II Shares    Contractual     1.03%     May 1, 2013     April 30, 2015

Invesco V.I. Core
  Equity Fund
   Series I Shares     Contractual     2.00%     May 1, 2013     June 30, 2015

   Series II Shares    Contractual     2.25%     May 1, 2013     June 30, 2015

Invesco V.I.
  Diversified
  Dividend Fund
   Series I Shares     Contractual     2.00%     May 1, 2013     June 30, 2015

   Series II Shares    Contractual     2.25%     May 1, 2013     June 30, 2015

Invesco V.I.
  Diversified Income
  Fund
   Series I Shares     Contractual     0.75%     July 1, 2005    April 30, 2015

   Series II Shares    Contractual     1.00%     July 1, 2005    April 30, 2015

Invesco V.I.
  Equally-Weighted
  S&P 500 Fund
   Series I Shares     Contractual     2.00%     July 1, 2012    June 30, 2015

   Series II Shares    Contractual     2.25%     July 1, 2012    June 30, 2015

Invesco V.I. Equity
  and Income Fund
   Series I Shares     Contractual     1.50%     July 1, 2012    June 30, 2015

   Series II Shares    Contractual     1.75%     July 1, 2012    June 30, 2015

Invesco V.I. Global
  Core Equity Fund
   Series I Shares     Contractual     2.25%     July 1, 2012    June 30, 2015

   Series II Shares    Contractual     2.50%     July 1, 2012    June 30, 2015

/1/ Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                                             as of July 1, 2014

                          CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                       VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                      ------------  ----------  -----------------  ---------------
Invesco V.I. Global
  Health Care Fund
   Series I Shares        Contractual     2.00%       May 1. 2013      June 30, 2015

   Series II Shares       Contractual     2.25%       May 1, 2013      June 30, 2015

Invesco V.I. Global Real
  Estate Fund
   Series I Shares        Contractual     2.00%       May 1. 2013      June 30, 2015

   Series II Shares       Contractual     2.25%       May 1, 2013      June 30, 2015

Invesco V.I. Government
  Securities Fund
   Series I Shares        Contractual     1.50%       May 1, 2013      June 30, 2015

   Series II Shares       Contractual     1.75%       May 1, 2013      June 30, 2015

Invesco V.I. Growth and
  Income Fund
   Series I Shares        Contractual     0.78%       May 1. 2013      April 30, 2015

   Series II Shares       Contractual     1.03%       May 1, 2013      April 30, 2015

Invesco V.I. High Yield
  Fund
   Series I Shares        Contractual     1.50%       May 1, 2014      June 30, 2015

   Series II Shares       Contractual     1.75%       May 1, 2014      June 30, 2015

Invesco V.I.
  International Growth
  Fund
   Series I Shares        Contractual     2.25%       July 1, 2012     June 30, 2015

   Series II Shares       Contractual     2.50%       July 1, 2012     June 30, 2015

Invesco V.I. Managed
  Volatility Fund
   Series I Shares        Contractual     1.03%      April 30, 2014    April 30, 2015

   Series II Shares       Contractual     1.28%      April 30, 2014    April 30, 2015

Invesco V.I. Mid Cap
  Core Equity Fund
   Series I Shares        Contractual     2.00%       May 1. 2013      June 30, 2015

   Series II Shares       Contractual     2.25%       May 1, 2013      June 30, 2015

Invesco V.I. Mid Cap
  Growth Fund
   Series I Shares        Contractual     2.00%       July 1, 2014     June 30, 2015

   Series II Shares       Contractual     2.25%       July 1, 2014     June 30, 2015

Invesco V.I. Money
  Market Fund
   Series I Shares        Contractual     1.50%       May 1. 2013      June 30, 2015

   Series II Shares       Contractual     1.75%       May 1, 2013      June 30, 2015

Invesco V.I. S&P 500
  Index Fund
   Series I Shares        Contractual     2.00%       July 1, 2012     June 30, 2015

   Series II Shares       Contractual     2.25%       July 1, 2012     June 30, 2015

                                                             as of July 1, 2014

                     CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF   EXPIRATION
FUND                  VOLUNTARY    LIMITATION   CURRENT LIMIT         DATE
----                 ------------  ----------  -----------------  --------------
Invesco V.I. Small
  Cap Equity Fund
   Series I Shares   Contractual     2.00%       May 1. 2013      June 30, 2015

   Series II Shares  Contractual     2.25%       May 1, 2013      June 30, 2015

Invesco V.I.
  Technology Fund
   Series I Shares   Contractual     2.00%       May 1. 2013      June 30, 2015

   Series II Shares  Contractual     2.25%       May 1, 2013      June 30, 2015

Invesco V.I. Value
  Opportunities Fund
   Series I Shares   Contractual     2.00%       May 1. 2013      June 30, 2015

   Series II Shares  Contractual     2.25%       May 1, 2013      June 30, 2015

                                                             as of July 1, 2014

                        EXHIBIT "D" - CLOSED-END FUNDS

                 INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

                   CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF    EXPIRATION
FUND                VOLUNTARY    LIMITATION   CURRENT LIMIT          DATE
----               ------------  ----------  -----------------  ----------------
Invesco Municipal
  Income
  Opportunities
  Trust            Contractual     0.67%     August 27, 2012    August 31, 2014

                    INVESCO QUALITY MUNICIPAL INCOME TRUST

                  CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND               VOLUNTARY    LIMITATION   CURRENT LIMIT          DATE
----              ------------  ----------  -----------------  -----------------
Invesco Quality
  Municipal
  Income Trust    Contractual     0.50%     October 15, 2012   October 31, 2014

                     INVESCO VALUE MUNICIPAL INCOME TRUST

                  CONTRACTUAL/   EXPENSE    EFFECTIVE DATE OF     EXPIRATION
FUND               VOLUNTARY    LIMITATION   CURRENT LIMIT          DATE
----              ------------  ----------  -----------------  -----------------
Invesco Value
  Municipal
  Income Trust    Contractual     0.46%     October 15, 2012   October 31, 2014

                                                               Sub-Item 77Q1(e)

                          EIGHTH AMENDED AND RESTATED
                            MEMORANDUM OF AGREEMENT
                (SECURITIES LENDING ADMINISTRATIVE FEE WAIVER)

   This Eighth Amended and Restated Memorandum of Agreement is entered into as of the dates indicated on Exhibit "A" between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds),
AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Treasurer's Series Trust (Invesco Treasurer's Series Trust), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco Management Trust, Invesco Securities Trust and Short-Term Investments Trust (each a "Fund" and collectively, the "Funds"), on behalf of the portfolios listed on Exhibit "A" to this Memorandum of Agreement (the "Portfolios"), and Invesco Advisers, Inc. ("Invesco").

   For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Funds and Invesco agree as follows:

    1. Invesco agrees that until the expiration date, if any, of the commitment set forth on the attached Exhibit "A" occurs, as such Exhibit "A" is amended from time to time, Invesco will not charge any administrative fee under each Portfolio's advisory agreement in connection with securities lending activities without prior approval from the Portfolio's Board (such agreement is referred to as the "Waiver").

    2. Neither a Fund nor Invesco may remove or amend the Waiver to a Fund's detriment prior to requesting and receiving the approval of the Portfolio's Board to remove or amend the Waiver. Invesco will not have any right to reimbursement of any amount so waived.

   Unless a Fund, by vote of its Board of Trustees terminates the Waiver, or a Fund and Invesco are unable to reach an agreement on the amount of the Waiver to which the Fund and Invesco desire to be bound, the Waiver will continue indefinitely with respect to such Fund. Exhibit "A" will be amended to reflect the new date through which a Fund and Invesco agree to be bound.

   It is expressly agreed that the obligations of the Trusts hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of each Trust, and this Memorandum of Agreement has been executed and delivered by an authorized officer of each Trust acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

   Nothing in this Memorandum of Agreement is intended to affect any other memorandum of agreement executed by any Fund or Invesco with respect to any other fee waivers, expense reimbursements and/or expense limitations.

   IN WITNESS WHEREOF, each Fund, on behalf of itself and its Portfolios listed in Exhibit "A" to this Memorandum of Agreement, and Invesco have entered into this Memorandum of Agreement as of the dates indicated on Exhibit "A".

       AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
       AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
       AIM FUNDS GROUP (INVESCO FUNDS GROUP)
       AIM GROWTH SERIES (INVESCO GROWTH SERIES)
       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
       AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
       AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
       AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES FUNDS)
       AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO MANAGEMENT TRUST
       INVESCO SECURITIES TRUST
       SHORT-TERM INVESTMENTS TRUST

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

       INVESCO ADVISERS, INC.

       By:     /s/ John M. Zerr
               --------------------------
       Title:  Senior Vice President

                                  EXHIBIT "A"

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

PORTFOLIO                                   EFFECTIVE DATE   COMMITTED UNTIL/*/
---------                                  ----------------- -----------------
Invesco American Franchise Fund            February 12, 2010
Invesco California Tax-Free Income Fund    February 12, 2010
Invesco Core Plus Bond Fund                  June 2, 2009
Invesco Equally-Weighted S&P 500 Fund      February 12, 2010
Invesco Equity and Income Fund             February 12, 2010
Invesco Floating Rate Fund                  April 14, 2006
Invesco Global Real Estate Income Fund       March 9, 2007
Invesco Growth and Income Fund             February 12, 2010
Invesco Low Volatility Equity Yield Fund    March 31, 2006
Invesco Pennsylvania Tax Free Income Fund  February 12, 2010
Invesco S&P 500 Index Fund                 February 12, 2010
Invesco Small Cap Discovery Fund           February 12, 2010
Invesco Strategic Real Return Fund          April 30, 2014

                    AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

PORTFOLIO                                   EFFECTIVE DATE   COMMITTED UNTIL/*/
---------                                  ----------------- -----------------
Invesco Charter Fund                         June 21, 2000
Invesco Diversified Dividend Fund          December 28, 2001
Invesco Summit Fund                          July 24, 2000

                     AIM FUNDS GROUP (INVESCO FUNDS GROUP)

FUND                                        EFFECTIVE DATE   COMMITTED UNTIL/*/
----                                       ----------------- -----------------
Invesco European Small Company Fund         August 30, 2000
Invesco Global Core Equity Fund            December 27, 2000
Invesco International Small Company Fund    August 30, 2000
Invesco Small Cap Equity Fund               August 30, 2000

                   AIM GROWTH SERIES (INVESCO GROWTH SERIES)

FUND                                               EFFECTIVE DATE   COMMITTED UNTIL/*/
----                                             ------------------ -----------------
Invesco Convertible Securities Fund              February 12, 2010
Invesco Global Low Volatility Equity Yield Fund  September 1, 2001
Invesco Mid Cap Core Equity Fund                 September 1, 2001
Invesco Small Cap Growth Fund                    September 11, 2000
Invesco U.S. Mortgage Fund                       February 12, 2010

/*/ Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

      AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

FUND                                         EFFECTIVE DATE   COMMITTED UNTIL/*/
----                                        ----------------- -----------------
Invesco Asia Pacific Growth Fund              June 21, 2000
Invesco European Growth Fund                  June 21, 2000
Invesco Global Growth Fund                    June 21, 2000
Invesco Global Opportunities Fund            August 1, 2012
Invesco Global Small & Mid Cap Growth Fund    June 21, 2000
Invesco International Core Equity Fund      November 25, 2003
Invesco International Growth Fund             June 21, 2000
Invesco Select Opportunities Fund            August 1, 2012

                AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

FUND                                                EFFECTIVE DATE   COMMITTED UNTIL/*/
----                                              ------------------ -----------------
Invesco All Cap Market Neutral Fund               December 17, 2013
Invesco Balanced-Risk Allocation Fund                May 29, 2009
Invesco Balanced-Risk Commodities Strategy Fund   November 29, 2010
Invesco China Fund                                  March 31, 2006
Invesco Developing Markets Fund                   September 1, 2001
Invesco Emerging Market Local Currency Debt Fund    June 14, 2010
Invesco Emerging Markets Equity Fund                 May 11, 2011
Invesco Endeavor Fund                              November 4, 2003
Invesco Global Health Care Fund                   September 1, 2001
Invesco Global Infrastructure Fund                   May 2, 2014
Invesco Global Market Neutral Fund                December 17, 2013
Invesco Global Markets Strategy Fund              September 26, 2012
Invesco Global Targeted Returns Fund              December 17, 2013
Invesco International Total Return Fund             March 31, 2006
Invesco Long/Short Equity Fund                    December 17, 2013
Invesco Low Volatility Emerging Markets Fund      December 17, 2013
Invesco MLP Fund                                    April 30, 2014
Invesco Macro International Equity Fund           December 17, 2013
Invesco Macro Long/Short Fund                     December 17, 2013
Invesco Pacific Growth Fund                       February 12, 2010
Invesco Premium Income Fund                       December 13, 2011
Invesco Select Companies Fund                      November 4, 2003
Invesco Strategic Income Fund                        May 2, 2014

     AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

 FUND                                      EFFECTIVE DATE   COMMITTED UNTIL/*/
 ----                                    ------------------ -----------------
 Invesco Corporate Bond Fund             February 12, 2010
 Invesco Global Real Estate Fund           April 29, 2005
 Invesco High Yield Fund                    June 1, 2000
 Invesco Limited Maturity Treasury Fund     June 1, 2000
 Invesco Money Market Fund                  June 1, 2000
 Invesco Real Estate Fund                September 11, 2000
 Invesco Short Term Bond Fund             August 29, 2002
 Invesco U.S. Government Fund               June 1, 2000

/*/ Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

                    AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

FUND                                        EFFECTIVE DATE   COMMITTED UNTIL/*/
----                                       ----------------- -----------------
Invesco American Value Fund                February 12, 2010
Invesco Comstock Fund                      February 12, 2010
Invesco Dividend Income Fund               November 25, 2003
Invesco Energy Fund                        November 25, 2003
Invesco Gold & Precious Metals Fund        November 25, 2003
Invesco Mid Cap Growth Fund                February 12, 2010
Invesco Small Cap Value Fund               February 12, 2010
Invesco Technology Fund                    November 25, 2003
Invesco Technology Sector Fund             February 12, 2010
Invesco Value Opportunities Fund           February 12, 2010

                AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

FUND                                              EFFECTIVE DATE   COMMITTED UNTIL/*/
----                                             ----------------- -----------------
Invesco High Yield Municipal Fund                February 12, 2010
Invesco Intermediate Term Municipal Income Fund  February 12, 2010
Invesco Municipal Income Fund                    February 12, 2010
Invesco New York Tax Free Income Fund            February 12, 2010
Invesco Tax-Exempt Cash Fund                       June 1, 2000
Invesco Tax-Free Intermediate Fund                 June 1, 2000

        AIM TREASURER'S SERIES TRUST (INVESCO TREASURER'S SERIES TRUST)

FUND                                        EFFECTIVE DATE   COMMITTED UNTIL/*/
----                                       ----------------- -----------------
Premier Portfolio                          November 25, 2003
Premier Tax-Exempt Portfolio               November 25, 2003
Premier U.S. Government Money Portfolio    November 25, 2003

            AIM VARIABLE INSURANCE FUNDS (INVESCO INSURANCE FUNDS)

FUND                                         EFFECTIVE DATE   COMMITTED UNTIL/*/
----                                        ----------------- -----------------
Invesco V.I. American Franchise Fund        February 12, 2010
Invesco V.I. American Value Fund            February 12, 2010
Invesco V.I. Balanced-Risk Allocation Fund     May 1, 2000
Invesco V.I. Comstock Fund                  February 12, 2010
Invesco V.I. Core Equity Fund                  May 1, 2000
Invesco V.I. Diversified Dividend Fund      February 9, 2010
Invesco V.I. Diversified Income Fund           May 1, 2000
Invesco V.I. Equally-Weighted S&P 500 Fund  February 12, 2010
Invesco V.I. Equity and Income Fund         February 12, 2010
Invesco V.I. Global Core Equity Fund        February 10, 2010
Invesco V.I. Global Health Care Fund         April 30, 2004
Invesco V.I. Global Real Estate Fund         April 30, 2004
Invesco V.I. Government Securities Fund        May 1, 2000
Invesco V.I. Growth and Income Fund         February 12, 2010

/*/ Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.

Invesco V.I. High Yield Fund               May 1, 2000
Invesco V.I. International Growth Fund     May 1, 2000
Invesco V.I. Managed Volatility Fund      April 30, 2004
Invesco V.I. Mid Cap Core Equity Fund   September 10, 2001
Invesco V.I. Mid Cap Growth Fund        February 12, 2010
Invesco V.I. Money Market Fund             May 1, 2000
Invesco V.I. S&P 500 Index Fund         February 12, 2010
Invesco V.I. Small Cap Equity Fund      September 1, 2003
Invesco V.I. Technology Fund              April 30, 2004
Invesco V.I. Value Opportunities Fund   September 10, 2001

                           INVESCO MANAGEMENT TRUST

FUND                              EFFECTIVE DATE COMMITTED UNTIL/*/
----                              -------------- -----------------
Invesco Conservative Income Fund  June 26, 2014

                           INVESCO SECURITIES TRUST

FUND                                               EFFECTIVE DATE  COMMITTED UNTIL/*/
----                                              ---------------- -----------------
Invesco Balanced-Risk Aggressive Allocation Fund  January 16, 2013

                         SHORT-TERM INVESTMENTS TRUST

FUND                               EFFECTIVE DATE COMMITTED UNTIL/*/
----                               -------------- -----------------
Government & Agency Portfolio       June 1, 2000
Government TaxAdvantage Portfolio   June 1, 2000
Liquid Assets Portfolio             June 1, 2000
STIC Prime Portfolio                June 1, 2000
Tax-Free Cash Reserve Portfolio     June 1, 2000
Treasury Portfolio                  June 1, 2000

/*/ Committed until the Fund or Invesco requests and receives the approval of the Fund's Board to remove or amend such fee waiver. Such commitments are evergreen until amended and apply to each Portfolio of a Fund.